Rule 497(e)
File No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify SILJ Covered Call ETF

(the “Fund”)

February 13, 2026

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated January 28, 2026

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME

The Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about March 2, 2026, the Fund’s name will change to the “Amplify SILJ Junior Silver Miners Covered Call ETF.”

The changes will not affect the Fund’s investment objective or principal investment strategy, and the Fund’s ticker will not change.

Please Retain This Supplement for Future Reference.